UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04998

T. Rowe Price Spectrum Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Report to Shareholders

Spectrum Fund	December 31, 2015

The views and opinions in this report were current as of December 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Large-cap U.S. stocks generated modest gains in a volatile 2015, while small- and mid-cap equities trailed with moderate losses. Investors’ appetite for risk waxed and waned as optimism about improving domestic economic data and resilient corporate earnings were balanced against concerns about slowing global economic growth and uncertainty about Federal Reserve monetary policy. International developed markets stocks edged down for the 12-month period, and emerging markets stocks recorded sharp losses. U.S. investment-grade bonds eked out a slim gain, while high yield debt declined as the energy- and materials-heavy segment struggled with slumping global commodity prices. Bonds in developed international markets declined as a stronger U.S. dollar weighed on returns for dollar-based investors. U.S. dollar-denominated emerging markets debt advanced modestly due in part to U.S. dollar appreciation, but local currency bonds posted steep losses. The Spectrum Funds mirrored the up-and-down environment and recorded mixed results over the 6- and 12-month reporting periods ended December 31, 2015.

MARKET ENVIRONMENT

U.S. large-cap stocks were modestly positive for the 12-month reporting period and outpaced negative returns for U.S. small-cap stocks. International markets were negative as a stronger U.S. dollar weighed on returns, with particularly notable declines among emerging markets equities. U.S. equities benefited from steady economic and employment growth and generally favorable earnings excluding the energy and materials sectors, which continued to be punished by oversupply and low prices. Aggressive monetary stimulus measures in Europe and Japan were also supportive. Stocks tumbled in the summer months due to concerns about a sharper-than-expected economic slowdown in China and a surprising yuan devaluation. The market also struggled with uncertainty about the timing and pace of Federal Reserve interest rate hikes over the period. In December 2015, the Fed raised its federal funds target rate from the 0% to 0.25% range to the 0.25% to 0.50% range—its first rate hike in nine years. The Fed noted that the “stance of monetary policy remains accommodative” and that it expects “only gradual increases in the federal funds rate,” with rate changes depending “on the economic outlook as informed by incoming data.” U.S. large-cap stocks generated a modest overall gain in 2015, while mid- and small-cap shares trailed with moderate losses. As measured by various Russell indexes, growth stocks outpaced value across all market capitalizations. The U.S. dollar strengthened significantly versus the euro and other currencies against a backdrop of relatively strong U.S. economic growth and the divergence between monetary policies in the U.S., which reflected an initial step toward normalization, and aggressive stimulus measures in Europe, Japan, and elsewhere.

Outside the U.S., European stocks declined for the period. A quantitative easing program by the European Central Bank (ECB) helped European exporters by weakening the euro and improving export competitiveness. An improved credit environment and low energy costs were also beneficial. Stocks gave back their gains later in the period amid renewed concerns about Greece’s debt and the fractious relationships between eurozone members, as well as worries about the potential for slowing global growth to weigh on European exporters. Late in the period, concerns about immigration and a disappointingly small extension of the ECB’s quantitative easing program further rattled investor confidence.

Emerging markets stocks fell sharply overall, with most countries in negative territory. There was, however, significant country-level dispersion within the asset class. A number of factors weighed on emerging markets equities, including persistently weak commodity prices; a stronger U.S. dollar; expectations for rising U.S. interest rates; and slowing global economic growth, particularly in China. Strong gains late in the period lifted Japanese equities into solidly positive territory for 2015. Although inflation remains stubbornly low, Japan’s economy showed signs of improvement in industrial output and retail sales, supported by aggressive fiscal and monetary stimulus policies. Improved corporate governance and a pension reallocation favoring equities also helped stocks.

Most investment-grade U.S. bond segments were modestly positive for the 12-month period. Global growth concerns and uncertainty regarding the timing of Fed rate hikes led to considerable volatility in U.S. Treasuries. Treasury yields climbed for the year, especially short-term yields, which weighed on returns. Investment-grade corporate bonds recorded modest losses amid heavy new issuance as companies financed mergers or otherwise took advantage of low interest rates. High yield bonds declined and significantly lagged investment-grade debt as falling oil and commodity prices weighed on issuers in the energy and metals and mining segments. With less commodity sector exposure and better relative positioning in capital structures, floating rate bank loans were more resilient and less volatile than high yield bonds, outperforming the latter during the period.

Bonds in developed non-U.S. markets declined as a stronger U.S. dollar versus other major developed markets currencies eroded returns for dollar-based investors. The ECB’s decision to expand its monthly asset purchases fueled a rally in eurozone government bonds and weakened the euro to an 11-year low. In Japan, yields remained very low as the Bank of Japan (BoJ) continued buying government bonds as part of its stimulus efforts to boost inflation and the economy. In December, the BoJ made a minor adjustment to its easing measures, acknowledging that it expects modest economic growth and near-zero inflation to persist in the near future. U.S. dollar-denominated emerging markets debt advanced modestly but significantly outperformed local currency bonds, which posted steep losses as nearly all developing market currencies—especially the Russian ruble, the Brazilian real, and the South African rand—weakened versus the dollar.

SPECTRUM GROWTH FUND

The Spectrum Growth Fund returned -3.49% and 0.75% for the six and 12 months ended December 31, 2015, respectively. The fund trailed the Russell 3000 Growth Index and performed roughly in line with its Lipper peer group for the six-month reporting period. The fund outpaced its primary benchmarks for the fiscal year.

PORTFOLIO PERFORMANCE

Security selection among the underlying funds was markedly positive overall for the 12-month reporting period. Results were particularly strong in several of our U.S. equity allocations, including the Blue Chip Growth Fund, Growth Stock Fund, and to a lesser extent, the Value Fund. The International Discovery Fund, which focuses on small- and mid-cap stocks outside the U.S., also helped results. The positive impact from these funds offset weaker results in the dividend-oriented Equity Income Fund and the International Stock Fund, which invests in both developed and emerging markets.

Tactical decisions to overweight and underweight underlying funds was modestly positive. An underweight allocation to real assets equities was beneficial as energy- and commodity-related stocks significantly trailed the broader market. An underweight to U.S. small-cap stocks also helped as the asset class underperformed large-caps. These were partially offset by the negative impact from an overweight to international equities, primarily in larger, more established overseas companies.

Strategic allocations to diversifying asset classes weighed modestly on the fund’s results for the fiscal year. Our inclusion of international equities detracted from results as overseas stocks generally underperformed U.S. stocks. We believe that over the long-term, a structural inclusion of international equities, including emerging markets, can provide investors with improved returns. The inclusion of real assets equities was a particularly notable detractor as unfavorable supply/demand dynamics, slowing global growth, and a strong U.S. dollar continued to undermine global energy and commodities stocks. This was mitigated somewhat by our exposure to real estate investment trusts (REITs), which benefited from improving fundamentals, including solid demand and an environment of generally low interest rates.

PORTFOLIO POSITIONING

The Spectrum Growth Fund invests in a range of underlying funds that focus on U.S. equities across the full range of market capitalizations and international stocks in both developing and emerging markets.

We favor international equities over domestic stocks based on the former’s potential for stronger earnings and margin growth and modestly more attractive valuations. The U.S. economic cycle is further advanced than many overseas economies that are in earlier stages of recovery, and international economies and companies are expected to benefit from aggressive monetary stimulus measures and weaker currencies. Attractiveness varies by country and region, however. European earnings, in particular, have room to grow as the economy recovers.

Among domestic equities, we favor large-cap stocks over small-caps. Despite their recent underperformance, U.S. small-cap stocks still look somewhat expensive versus large-caps, and prospects for elevated market volatility present a headwind for small-cap stocks. We trimmed our modest overweight to U.S. growth stocks to a neutral position versus U.S. value. While valuations for growth stocks are less expensive than value stocks on several measures, there are pockets within growth sectors, including health care and information technology, that appear expensive. Additionally, more cyclical sectors among value stocks, including industrials and business services and financials, typically need more robust economic growth and commodities demand to outperform.

Among international equities, we are overweight emerging markets versus developed markets due to their relatively attractive valuations. Conditions vary widely by country, however, as low commodity prices hurt exporters and aid net importers of natural resources. We note that slower economic growth and the normalization of U.S. interest rate policies pose near-term risks. International small-caps are more reasonably valued versus large-caps and could benefit relatively more from improving domestic economies than their larger counterparts. We are overweight overseas value stocks because they enjoy modestly favorable valuations. International economies are earlier in the recovery cycle, and value-oriented stocks should benefit from monetary stimulus and more competitive currencies. However, slowing global trade could weigh on the export industries that have supported their recoveries thus far.

We are underweight real assets stocks versus global equities as an unfavorable supply/demand dynamic and muted global economic growth continue to weigh on energy and commodities prices. Energy prices remain low as productivity gains offset falling U.S. rig counts and robust overseas production exacerbates global oversupply. Fundamentals for real estate stocks in the U.S. and other major markets remain favorable, supported by modestly improving economic environments, limited supply, and lower energy prices. Valuations are modestly above broader equities and they remain sensitive to rising interest rates; however, they may be supported near term if U.S. Federal Reserve interest rate policy normalization proceeds at a modest pace.

SPECTRUM INCOME FUND

The Spectrum Income Fund returned -2.13% and -2.02% for the six and 12 months ended December 31, 2015, respectively. The fund trailed the Barclays U.S. Aggregate Bond Index and outperformed its Lipper peer group average for the six-month reporting period. The fund trailed its primary benchmarks for the fiscal year.

PORTFOLIO PERFORMANCE

Security selection among the underlying funds weighed slightly on performance for the 12-month reporting period. Holdings in the Equity Income Fund, which focuses on dividend-paying domestic stocks, detracted from fund results. This was partially offset, however, by positive security selection in the High Yield Fund, New Income Fund, and International Bond Fund versus their respective style-specific benchmarks.

Tactical decisions to overweight and underweight underlying funds had mixed impacts, with a negligible net effect on the fund’s results. A decision to underweight debt from international developed markets versus U.S. investment-grade debt earlier in the reporting period helped the fund’s relative performance. However, an overweight allocation to high yield bonds detracted from results as the energy- and materials-heavy segment continued to struggle with low global commodities prices. An overweight to emerging markets bonds denominated in local currencies also weighed on results as the U.S. dollar strengthened against virtually all currencies.

Strategic allocations to diversifying asset classes weighed heavily on the fund’s results versus U.S. investment-grade bonds for the fiscal year. High yield debt struggled with depressed global commodities prices, while non-U.S. dollar-denominated developed markets debt and emerging markets local currency debt were punished by a stronger U.S. dollar. The inclusion of large-cap, dividend-paying U.S. stocks also detracted from the fund’s results as this value-oriented segment declined for the year.

PORTFOLIO POSITIONING

The Spectrum Income Fund invests primarily in fixed income securities through a diversified mix of U.S.-focused and international T. Rowe Price mutual funds. The fund also has an allocation to dividend-paying domestic stocks.

Within the portfolio, we moved from an overweight allocation to high yield bonds to an underweight position versus U.S. investment-grade debt. Continued weakness in commodity prices has contributed to wider credit spreads in the energy and materials segments, which compose a significant proportion of the high yield universe, with risks amplified by poor liquidity conditions in the high yield market. Further pressure is likely as default rates are expected to rise in 2016, albeit from historically low levels. An advanced credit cycle and uncertainties about global economic growth and U.S. monetary policy also favor U.S. investment-grade debt.

We have a neutral position between U.S. investment-grade debt and diversified emerging markets debt. Emerging markets bond yields remain attractive, and many currencies are at multiyear lows versus the U.S. dollar. However, expectations for weaker global trade stemming from slower global economic growth and the likelihood of continued weakness in global commodities prices pose headwinds to emerging markets debt. Less accommodative monetary policy in the U.S. and continued strength in the U.S. dollar are also likely to weigh on the asset class. The wide variations in fiscal and monetary policy conditions among emerging markets countries highlight increased idiosyncratic, country-specific risks in markets such as Brazil.

We raised our allocation to nondollar bonds back to neutral versus U.S. investment-grade debt. Divergent economic and policy conditions between the U.S. and overseas markets support the U.S. dollar as monetary stimulus overseas should continue to weigh on the euro and yen. However, the dollar has already moved markedly higher in anticipation of divergent rate policy expectations.

We have a neutral position in dividend-paying stocks. While equity valuations are above historical averages by several measures, with limited support from earnings growth, dividend yields on equities are competitive with Treasury bonds.

SPECTRUM INTERNATIONAL FUND

The Spectrum International Fund returned -7.71% and -1.39% for the six and 12 months ended December 31, 2015, respectively. The fund comfortably outperformed the MSCI All Country World Index ex USA over both time periods, but trailed the Lipper International Multi-Cap Growth Funds Average.

PORTFOLIO PERFORMANCE

On a regional basis, our Japanese stocks generated double-digit absolute gains for the 12-month reporting period, and holdings in developed European markets outside the UK edged into positive territory. Equities in the UK trailed with relatively modest losses, while our holdings in developed Asian markets excluding Japan and emerging markets posted more significant declines. Security selection in the underlying portfolios helped the fund’s relative performance versus its MSCI benchmark, led by positive contributions from emerging markets, Japan, and the UK. Regional overweights and underweights were also beneficial overall. A positive impact from an underweight to Canada more than offset negative contributions from a modest overweight to emerging markets.

On a sector basis, consumer staples and information technology stocks in the underlying portfolios generated the fund’s largest absolute gains for the 12-month reporting period. Our telecommunication services, health care, and industrials and business services stocks also recorded positive returns for the year. Not surprisingly, our energy, materials, and utilities stocks posted the largest declines as these sectors struggled with global oversupply, tepid demand growth, and a strong U.S. dollar. Our holdings in information technology, financials, and industrials and business services outperformed their counterparts in the MSCI index and were particularly beneficial to the fund’s relative performance. Our health care shares detracted modestly from relative results. Sector overweights and underweights boosted the fund’s relative results, led by underweights to the hard-hit energy and materials sectors.

PORTFOLIO POSITIONING

The Spectrum International Fund offers investors diversified exposure to international equities. Among international equities, we are overweight emerging markets versus developed markets due to their relatively attractive valuations. There is significant divergence across the fiscal conditions and monetary policies of emerging market countries, with the decline in energy prices helping many with lower inflation while other commodity exporters face weaker growth. We note that slower economic growth and the potential for higher U.S. interest rate policies pose near-term risks. International small-caps are more reasonably valued versus large-caps and could benefit relatively more from improving domestic economies than their larger counterparts. We are overweight overseas value stocks because they enjoy modestly favorable valuations. International economies are earlier in the recovery cycle, and value-oriented stocks should benefit from monetary stimulus and more competitive currencies. However, slowing global trade could weigh on the export industries that have supported their recoveries thus far.

OUTLOOK

We expect global economic growth to be mixed, with gradual improvements in developed markets and weaker growth in major emerging markets. The U.S. economy grew at a 2.0% annualized pace in the third quarter, supported by resilient consumer spending, while weaker global growth and a stronger dollar weighed on business inventory spending and exports. Inflation remains below the Fed’s 2% target, hindered by a stronger U.S. dollar and low energy prices. Evidence suggests, however, that wages are beginning to inflect higher from trough levels as the labor market has improved. On the corporate front, healthy balance sheets and cash flows outside of energy-related segments grant companies a measure of flexibility to increase capital spending, engage in mergers and acquisitions, and return capital to shareholders through dividend increases and share repurchases.

European economic growth slowed in the third quarter to its weakest pace of the year. Despite this, the economy continues to find support in diminished fiscal headwinds, an improving credit environment, lower energy costs, quantitative easing by the ECB, and a weaker euro. Remaining risks include lingering structural issues, elevated unemployment, high debt, and political uncertainty in several countries. After seesawing between expansion and contraction, Japanese growth moved back into positive territory in the third quarter of 2015. The BoJ continued its quantitative easing program, but the results have been somewhat uneven. Wage growth has been moderate, but consumer spending has stagnated since the consumption tax was increased in 2014. The uncertain economic outlook has delayed business spending, and export volumes may decline because of the slowdown in China. Meanwhile, challenging structural issues remain, including an aging population, a high government debt-to-gross domestic product ratio, and cultural obstacles.

Fiscal and monetary conditions continue to diverge among emerging markets. Slowing growth in China has hurt global trade, weighed on commodity prices, and punished commodity-producing economies like Brazil. Broad increases in credit growth over the last decade left numerous corporations unprepared for a sustained drop in commodity prices. On the other hand, developing countries that have made progress on reforms, such as India and Mexico, are showing signs of improvement, and many consumer-oriented economies should benefit from low commodity prices. Additionally, weaker local currencies should support export-focused companies in many emerging markets. China’s transition to a consumer-driven economy remains a work in progress, but the central government appears willing and able to engineer a measured slowdown. Policymakers have reset the economic growth target lower to 6.5% over the next five years. Significant excess capacity exists in many industries, and many corporations are highly levered. Nonetheless, the transition toward a domestically driven, services-oriented economy is moving ahead—albeit at a slower rate than desired. The International Monetary Fund has given the yuan reserve currency status, which should decrease its linkage to the U.S. dollar.

Markets are likely to be somewhat choppy in the coming months against a backdrop of divergent monetary policies and modest global economic growth. Currency volatility and persistent geopolitical concerns pose additional risks. However, we believe that broad diversification and a careful focus on fundamental research can improve our ability to identify compelling investment opportunities on behalf of our shareholders.

Respectfully submitted,

Charles M. Shriver
Portfolio manager, Spectrum Growth, Spectrum Income, and Spectrum
International Funds

January 28, 2016

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks investment-grade corporate and government bonds.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

J.P. Morgan Non-U.S. Dollar Government Bond Index: An unmanaged index that tracks the performance of major non-U.S. bond markets.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

MSCI All Country World Index ex USA: An index that measures equity market performance of developed and emerging countries, excluding the U.S.

MSCI EAFE Index: An unmanaged index that tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

MSCI Emerging Markets Index: An unmanaged index that tracks stocks in 26 emerging market countries.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 U.S. primarily large-cap companies.

Weighted average effective duration (years): A measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Weighted average maturity: A measure of a fund’s sensitivity to interest rates. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

LARGEST HOLDINGS

(Of the combined underlying funds at 12/31/15) **Spectrum Growth Fund**	Percent of Net Assets 12/31/15
Amazon.com	2.0%
Alphabet	1.9
Microsoft	1.5
Priceline	1.1
GE	1.1
Boeing	1.0
Allergan	0.9
Facebook	0.9
Danaher	0.9
Pfizer	0.8
Total	12.1%

LARGEST HOLDINGS

(Of the combined underlying funds at 12/31/15) **Spectrum International Fund**	Percent of Net Assets 12/31/15
AIA Group	1.7%
Novartis	1.5
Taiwan Semiconductor Manufacturing	1.4
Roche Holding	1.4
Nippon Telegraph & Telephone	1.2
Vodafone	1.2
Tencent Holdings	1.2
Nestlé	1.1
Aviva	1.0
Zurich Insurance Group	0.9
Total	12.6%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price Spectrum Growth Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Income Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum International Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Growth Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Income Fund

PORTFOLIO OF INVESTMENTS (1)

(Cost and value in $000s)

	Percent of Net Assets	Shares	$ Value
BOND MUTUAL FUNDS 87.6%			
T. Rowe Price New Income Fund	20.8%	131,969,797	1,235,237
T. Rowe Price High Yield Fund	15.4	147,721,832	912,921
T. Rowe Price International Bond Fund	10.5	75,600,000	625,212
T. Rowe Price GNMA Fund	9.5	60,027,312	566,058
T. Rowe Price Emerging Markets Bond Fund	8.1	41,841,262	477,827
T. Rowe Price Corporate Income Fund	6.5	41,630,266	385,496
T. Rowe Price Short-Term Bond Fund	5.3	66,246,422	312,021
T. Rowe Price Floating Rate Fund	4.1	25,617,031	246,180
T. Rowe Price Emerging Markets Local Currency Bond Fund	2.4	23,474,943	142,493
T. Rowe Price Inflation Focused Bond Fund	2.0	24,126,378	119,426
T. Rowe Price U.S. Treasury Long-Term Fund	2.0	9,417,568	118,661
T. Rowe Price Inflation Protected Bond Fund	0.5	2,702,743	31,054
T. Rowe Price U.S. Treasury Intermediate Fund	0.5	5,057,358	29,333
Total Bond Mutual Funds (Cost $5,162,588)			5,201,919
EQUITY MUTUAL FUNDS 12.4%			
T. Rowe Price Equity Income Fund	12.4	25,875,190	736,408
Total Equity Mutual Funds (Cost $512,308)			736,408
SHORT-TERM INVESTMENTS 0.0%			
T. Rowe Price Summit Cash Reserves Fund, 0.01% (2)	0.0	84,361	84
Total Short-Term Investments (Cost $84)			84
Total Investments in Securities 100.0% of Net Assets (Cost $ 5,674,980)			**$ 5,938,411**

(1) Affiliated Company

(2) Seven-day yield

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum International Fund

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2015. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/15	Value 12/31/14
T. Rowe Price Africa & Middle East Fund	$ 579	$ 133	$ 108	$ 5,619	$ 6,684
T. Rowe Price Emerging Europe Fund	542	224	118	6,611	7,065
T. Rowe Price Emerging Markets Stock Fund	7,075	1,300	314	59,933	61,763
T. Rowe Price European Stock Fund	22,555	5,080	3,998	249,224	238,148
T. Rowe Price International Discovery Fund	4,729	849	303	46,364	40,587
T. Rowe Price International Growth & Income Fund	24,719	6,708	6,169	304,400	302,154
T. Rowe Price International Stock Fund	20,204	8,694	2,984	271,587	266,062
T. Rowe Price Japan Fund	5,268	1,418	534	80,603	67,490
T. Rowe Price Latin America Fund	1,432	501	80	10,685	14,092
T. Rowe Price New Asia Fund	9,870	2,740	1,721	132,905	134,593
Totals			$ 16,329	$ 1,167,931	$ 1,138,638

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 1,043,361
Income distributions from underlying Price funds	$ 16,329
Realized gain (loss) on sales of underlying Price funds	$ (2,906)
Capital gain distributions from underlying Price funds	$ 7,353

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Growth Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Income Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum International Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Growth Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Income Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum International Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Growth Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Income Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum International Fund

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Spectrum Fund, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Spectrum Growth Fund, Spectrum Income Fund, and Spectrum International Fund (collectively, the Spectrum Funds) are three portfolios established by the corporation. Spectrum Growth and Spectrum Income commenced operations on June 29, 1990, and Spectrum International commenced operations on December 31, 1996.

Each Spectrum Fund diversifies its assets within specified ranges among a set of T. Rowe Price mutual funds (underlying Price funds) representing specific market segments. Each Spectrum Fund is nondiversified for purposes of the 1940 Act, due to its limited number of investments; however, its investments in underlying Price funds are selected to provide exposure to a diversified portfolio of securities. Spectrum Growth seeks long-term capital appreciation and growth of income with current income as a secondary objective. Spectrum Income seeks a high level of current income with moderate share price fluctuation. Spectrum International seeks long-term capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation Each fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations of the underlying Price funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the underlying Price funds.

Investment Transactions, Investment Income, and Distributions Income is recorded on the accrual basis. Income and capital gain distributions from the underlying Price funds are recorded on the ex-dividend date. Dividends received from underlying Price fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Purchases and sales of the underlying Price funds are accounted for on the trade date. Gains and losses realized on sales of the underlying Price funds are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by Spectrum Income daily and paid monthly. Income distributions are declared and paid by Spectrum Growth and Spectrum International annually. Capital gain distributions, if any, generally are declared and paid by each fund annually.

Redemption Fees A 2% fee is assessed on redemptions of Spectrum International shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares and are paid to the fund. Redemption fees received by Spectrum International are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the fund. Accordingly, redemption fees have no effect on the net assets of Spectrum International. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

Each fund’s financial instruments are valued, and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. Each fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in the underlying Price funds are valued at their closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the funds’ Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the funds’ treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. On December 31, 2015, all of the investments in underlying Price funds were classified as Level 1, based on the inputs used to determine their fair values.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price funds during the year ended December 31, 2015, were as follows:

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Each fund files U.S. federal, state, and local tax returns as required. Each fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

For the Spectrum Income Fund and Spectrum International Fund, reclassifications between income and gain relate primarily to per share rounding of distributions. For the year ended December 31, 2015, the following reclassifications were recorded to reflect tax character; the reclassifications had no impact on results of operations or net assets:

Distributions during the year ended December 31, 2015, were characterized for tax purposes as follows:

Distributions during the prior year ended December 31, 2014, were characterized for tax purposes as follows:

At December 31, 2015, the tax-basis costs of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. Each fund intends to retain realized gains to the extent of available capital loss carryforwards. Because capital loss carryforwards that do not expire are required to be used before capital loss carryforwards with expiration dates, it is possible that all or a portion of the Spectrum International Fund’s capital loss carryforwards subject to expiration could ultimately go unused. Additionally, all or a portion of a fund’s capital loss carryforwards may be from losses realized between November 1 and the fund’s year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized. During the year ended December 31, 2015, Spectrum Growth Fund utilized no capital loss carryforwards, Spectrum Income Fund utilized no capital loss carryforwards and Spectrum International Fund utilized $6,621,000 of capital loss carryforwards. As of December 31, 2015, the Spectrum Growth fund had no available capital loss carryforwards. The Spectrum Income Fund had no available capital loss carryforwards as of December 31, 2015. Additionally, as of December 31, 2015, the Spectrum International Fund had $2,786,000 of available capital loss carryforwards, which all expire in 2018.

NOTE 5 - RELATED PARTY TRANSACTIONS

The Spectrum Funds are managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates, directly or through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to all the underlying Price funds. Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries provide shareholder servicing and administrative services as well as certain accounting, marketing, and other services to the Spectrum Funds. Certain officers and directors of the Spectrum Funds are also officers and directors of Price Associates and its subsidiaries and of the underlying Price funds.

The Spectrum Funds pay no management fees; however, Price Associates receives management fees from the underlying Price funds. The Spectrum Funds operate in accordance with the investment management and special servicing agreements between and among the corporation, the underlying Price funds and Price Associates. Pursuant to these agreements, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Therefore, each Spectrum Fund operates at a zero expense ratio. However, each Spectrum Fund indirectly bears its proportionate share of the management fees and operating costs of the underlying Price funds in which it invests.

The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the Spectrum Funds may represent a significant portion of an underlying Price fund’s net assets. At December 31, 2015, Spectrum Growth Fund and Spectrum International Fund each held less than 25% of the outstanding shares of any underlying Price fund; Spectrum Income Fund held approximately 52% of the outstanding shares of the Corporate Income Fund, 84% of the Emerging Markets Local Currency Bond Fund, 44% of the Institutional Floating Rate Fund, 37% of the GNMA Fund, 34% of the U.S. Treasury Long-Term Fund, and less than 25% of any other underlying Price fund.

Additionally, Spectrum Income Fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. Shareholder servicing costs associated with each college savings plan are allocated to Spectrum Income Fund in proportion to the average daily value of its shares owned by the college savings plan and, in turn, are borne by the underlying Price funds in accordance with the terms of the investment management and special servicing agreements. At December 31, 2015, approximately 32% of the outstanding shares of Spectrum Income Fund were held by the college savings plans.

As of December 31, 2015, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 2,061,790 shares of the Spectrum Growth Fund, representing 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Spectrum Fund, Inc. and
Shareholders of T. Rowe Price Spectrum Growth Fund, T. Rowe Price
Spectrum Income Fund, and T. Rowe Price Spectrum International Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Spectrum Growth Fund, T. Rowe Price Spectrum Income Fund and T. Rowe Price Spectrum International Fund (the funds comprising T. Rowe Price Spectrum Fund, Inc., hereafter referred to as the “Funds”) at December 31, 2015, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds at December 31, 2015 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2016

Tax Information (Unaudited) for the Tax Year Ended 12/31/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The funds’ distributions to shareholders included amounts as follows:

For taxable non-corporate shareholders, income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20% as follows:

For corporate shareholders, income qualifies for the dividends-received deduction as follows:

The funds will pass through foreign source income and foreign taxes paid, as follows:

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Funds’ Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[181]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Brixmor Real Estate Investment Trust (2012 to
2001	present); Director and Advisory Board Member, Deutsche Bank
[181]	North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial
(1951)	Realty Trust, an owner and operator of industrial properties
2013	(2009 to present); Chairman of the Board (2005 to present) and
[181]	Director (1999 to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Chairman of the Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc., a provider of wireless voice and data services for
2012	telecommunications companies (2008 to 2011); Advisory Board
[181]	Member, Pipeline Crisis/Winning Strategies, a collaborative
working to improve opportunities for young African Americans
(1997 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[181]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization
[181]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisers (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[181]	General Growth Properties, Inc. (2010 to 2013); Director, Blackstone
Mortgage Trust, a real estate financial company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present);
Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[181]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[181]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[127]	Trust Company; Vice President, Spectrum Funds

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Spectrum Funds	Principal Occupation(s)

Christopher D. Alderson (1962)	Company’s Representative, Director, and Vice
Vice President	President, Price Hong Kong; Director and Vice
President, Price Singapore and T. Rowe Price
International; Vice President, T. Rowe Price
Group, Inc.

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Kimberly E. DeDominicis (1976)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.
David R. Giroux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Dominic Janssens (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Ian D. Kelson (1956)	Director and Vice President, T. Rowe Price
Vice President	International; Vice President, T. Rowe Price
Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Guido F. Stubenrauch (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Toby M. Thompson, CFA, CAIA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Director of Investments,
I.A.M. National Pension Fund (to 2012)

Mark S. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	International, and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,158,000 and $2,283,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Spectrum Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 17, 2016